Exhibit 99.1

PRESS RELEASE

Sun Microsystems Aligns Business with Global Economic Climate and Amplifies Growth

Opportunities Across Open Source Platforms

SANTA CLARA, CALIF. — November 14, 2008, Sun Microsystems Inc. (NASDAQ: JAVA) today announced a series of changes designed to align its cost model with the global economic climate and accelerate the introduction of compelling open source innovations. As part of this effort, Sun is announcing a global workforce reduction and the formation of new software business groups – Application Platform Software, Systems Platforms, and Cloud Computing & Developer Platforms – with a focus on boosting open source momentum and growing new sectors of the market who view technology as a competitive weapon.

“Today, we have taken decisive actions to align Sun’s business with global economic realities and accelerate our delivery of key open source platform innovations – from MySQL™ to Sun’s latest Open Storage offerings,” said Jonathan Schwartz, CEO, Sun Microsystems.

Improving Cost Structure

As part of today’s actions, Sun’s Board of Directors has approved a restructuring plan aimed at reducing costs by approximately $700 to $800 million annually. The plan includes a reduction of approximately 5,000 to 6,000 employees, representing approximately 15% to 18% of the Company’s global workforce. Sun expects to incur total charges in the range of $500 to $600 million over the next twelve months in connection with the plan, of which it expects to incur approximately $375 to $450 million within its current fiscal year 2009. Sun expects to begin realizing cost savings in the third quarter of the Company’s fiscal year 2009, and expects to realize a substantial portion of the run rate benefit by the first quarter of the next fiscal year.

Streamlining for Growth

Sun’s new organizational alignment is a recognition of the comprehensive role software plays in the Company’s growth strategy. Sun creates the best platforms on which to develop applications (Application Platform Software), the best platforms to run those applications (Systems Platforms) and is taking the next step to enabling infrastructure as a service through ‘cloud platforms’ (Cloud Computing & Developer Platforms).

Sun’s new software alignments include:

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Application Platform Software: Executive Vice President, Anil Gadre, will move from his position as Chief Marketing Officer to lead this newly formed group. Charged with creating the highest value modern software business in the industry, the unit will build on Sun’s open source leadership position to capitalize on the global market’s demand for open application platforms for everything from databases to business integration services on servers, desktops and handheld devices. This includes the entirety of Sun’s Java™ technology franchise, MySQL open source database products, as well as Software Infrastructure including the widely adopted GlassFish™ Application Server and leading Identity management products. This group will also include the Sun Learning Services organization.

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Systems Platforms: Under the leadership of Executive Vice President, John Fowler, Sun’s Solaris™, Virtualization (including xVM™ and VirtualBox™), and Systems Management Software teams join the Systems organization to deliver highly differentiated and optimized computing, storage and networking systems. Unlike any other technology provider on earth, Sun will be uniquely positioned to leverage its open OS leadership and virtualization portfolio to create durable competitive advantage for Sun’s systems business, and category-shifting innovations for customers. The recently announced 7000-series of Open Storage products, leveraging open source ZFS™ technology, DTrace analytics, superior management capability, and unique storage engineering are only the beginning of this deep systems roadmap.

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Cloud Computing & Developer Platforms: Working across all of Sun, Senior Vice President, Dave Douglas, will lead the Company’s efforts to capitalize on two trends: the increasing shift of customer and developer focus to web-based cloud services and Sun’s already established leadership position in the space through Network.com, the NetBeans™ developer platform, and the StarOffice™ portfolio. The unit will build upon Sun’s existing online developer community – one of the world’s largest – to firmly establish the company as a leader in cloud computing and grow this area into a significant driver of future revenues.

In addition, Sun is also aligning its marketing function to more effectively support its sales and product organizations. Product and technology marketing will now be integrated directly into the product groups with field and partner marketing moving under Peter Ryan, Executive Vice President of Global Sales and Services. Corporate Marketing will be led by newly appointed Senior Vice President, Ingrid Van Den Hoogen, who also joins Sun’s Executive Leadership Team, reporting to the CEO.

Sun also announced today that Rich Green, Executive Vice President of Software, has chosen to leave the Company. Green has been an instrumental force in evolving Sun’s Software strategy and successful business execution across its diverse portfolio. All executive appointments and changes are effective immediately. Please visit http://www.sun.com/aboutsun/media/ceo/index.jsp.

About Sun Microsystems, Inc.

A singular vision – “The Network Is The Computer™” – guides Sun in the development of technologies that power the world’s most important markets. Sun’s philosophy of sharing innovation and building communities is at the forefront of the next wave of computing: the Participation Age. Sun can be found in more than 100 countries and on the Web at http://sun.com.

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Sun, Sun Microsystems, the Sun logo, Java, Solaris, MySQL, Glassfish, xVM, VirtualBox, ZFS, NetBeans, StarOffice and The Network Is The Computer are trademarks or registered trademarks of Sun Microsystems, Inc. or its subsidiaries in the United States and other countries.

Safe Harbor

This press release contains forward-looking statements regarding the future results and performance of Sun Microsystems, Inc., including statements regarding the expected charges, costs and cost savings, including the timing of such savings, related to the restructuring plan, expectations and business opportunities based on Sun’s new organizational alignment, Sun’s systems roadmap and Sun’s ability to become a leader in cloud computing and grow this area into a significant driver of future revenues. These forward-looking statements involve risks and uncertainties and actual results could differ materially from those predicted in any such forward-looking statements. Factors that could cause Sun’s actual results to differ materially from those contained in such forward-looking statements include: Sun’s ability to implement the workforce reductions in various geographies; possible changes in the size and components of the expected costs and charges associated with the restructuring plan; general economic conditions; competition; pricing pressures; the complexity of Sun’s products and the importance of rapidly and successfully developing and introducing new products; Sun’s dependence on significant customers, specific industries and geographies; delays in product development or customer acceptance and implementation of new products and technologies; Sun’s ability to implement a new enterprise resource planning system; a material acquisition, restructuring or other event that results in significant charges; failure to successfully integrate acquired companies; reliance on single-source suppliers; risks associated with Sun’s ability to purchase a sufficient amount of components to meet demand; inventory risks; risks associated with the quality of Sun’s products; risks associated with international customers and operations; Sun’s dependence on channel partners; failure to retain key employees; and risks associated with Sun’s ability to achieve expected cost reductions within expected time frames. Please also refer to Sun’s periodic reports that are filed from time to time with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2008 and its Quarterly Report on Form 10-Q for the fiscal quarter ended September 28, 2008. Sun assumes no obligation to, and does not currently intend to, update these forward-looking statements.

Investor Contact:

Ron Pasek

650-786-8008

ron.pasek@sun.com

Press Contact:

Kristi Rawlinson

650-786-6933

kristi.rawlinson@sun.com

Industry Analyst Contact:

Kathy Engle

415-294-4368

kathy.engle@sun.com